                                                                       Execution

================================================================================

                                 FIFTH AMENDMENT

================================================================================
                                       TO
                           FIRST AMENDED AND RESTATED

                             REIMBURSEMENT AGREEMENT

                                      among

                          RENAISSANCE REINSURANCE LTD.
                        RENAISSANCE REINSURANCE OF EUROPE
                             GLENCOE INSURANCE LTD.
                            DAVINCI REINSURANCE LTD.
                               as Account Parties,

                          RENAISSANCERE HOLDINGS LTD.,

                            THE LENDERS NAMED HEREIN,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
           as Issuing Bank, Collateral Agent and Administrative Agent,

                        DEUTSCHE BANK AG NEW YORK BRANCH,
                              as Syndication Agent,

                          ING BANK, N.V., LONDON BRANCH
                             as Documentation Agent

             Up To $2,000,000,000 Secured Letter of Credit Facility

                          WACHOVIA CAPITAL MARKETS, LLC
                                       and
                          DEUTSCHE BANK SECURITIES INC.
                    Co-Lead Arrangers and Joint Book Runners

                           Dated as of April 28, 2006

================================================================================

                                                                       Execution

                                 FIFTH AMENDMENT
                                       TO
               FIRST AMENDED AND RESTATED REIMBURSEMENT AGREEMENT

                                  RENAISSANCERE

         THIS FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED REIMBURSEMENT
AGREEMENT, dated as of April 28, 2006 (this "Amendment"), is made among
RENAISSANCE REINSURANCE LTD., a Bermuda company, RENAISSANCE REINSURANCE OF
EUROPE, a company incorporated in Ireland, GLENCOE INSURANCE LTD., a Bermuda company, and DAVINCI REINSURANCE LTD., a Bermuda company (each of the foregoing, an "Account Party"), RENAISSANCERE HOLDINGS LTD., a Bermuda company ("RenRe"), the banks and financial institutions listed on the signature pages hereto or that become parties hereto after the date hereof (collectively, the "Lenders"),
WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as Issuing Bank,
Administrative Agent and Collateral Agent for the Lenders, DEUTSCHE BANK AG NEW
YORK BRANCH ("Deutsche Bank"), as Syndication Agent and ING BANK, N.V., LONDON
BRANCH, as Documentation Agent.

                                    RECITALS

         A. The Account Parties, RenRe, the Lenders, Wachovia and certain other named agents have entered into a First Amended and Restated Reimbursement
Agreement dated as of March 31, 2004, as amended by a First Amendment dated as of November 18, 2004, a Second Amendment dated as of March 11, 2005, a Third
Amendment dated as of April 29, 2005 and a Fourth Amendment dated as of November
22, 2005 (such agreement as amended, the "Reimbursement Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Reimbursement Agreement.

         B. The Account Parties have requested that the Reimbursement Agreement be amended to (i) extend the Expiration Date from April 28, 2006 to April 27,
2007, (ii) change the Total Commitment to $1,700,000,000, (iii) provide for the potential increase of the Total Commitment up to an amount not to exceed
$2,000,000,000 and (iv) update certain other definitions and schedules.

         C. The Lenders and Wachovia have agreed to amend the Reimbursement
Agreement as requested by the Account Parties and to effect such agreement the parties have entered into this Amendment.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Account Parties, RenRe, the
Lenders and Wachovia (in its various capacities) hereby agree as follows:

                                    ARTICLE I

                                    AMENDMENT

         1.1   AMENDMENT TO SECTION 1.01 (DEFINITION OF EXPIRATION DATE).
Section 1.01 of the Reimbursement Agreement is hereby amended by deleting the definition of "Expiration Date" in its entirety and replacing it as follows:

               "Expiration Date" shall mean April 27, 2007, as such date may be extended pursuant to SECTION 2.19.

         1.2   AMENDMENT TO SECTION 1.01 (DEFINITION OF PPM). Section 1.01 of
the Reimbursement Agreement is hereby amended by deleting the definition of
"PPM" in its entirety and replacing it as follows:

               "PPM" means the Private Placement Memorandum of RIHL dated April
               2006 in the form attached to the Fifth Amendment to Reimbursement
               Agreement, as amended as permitted by the Credit Documents.

         1.3   AMENDMENT TO SECTION 1.01 (DEFINITION OF TOTAL COMMITMENT).
Section 1.01 of the Reimbursement Agreement is hereby amended by deleting the definition of "Total Commitment" in its entirety and replacing it as follows:

               "Total Commitment" means at any time the lesser of (a)
               $1,700,000,000 (or such lesser amount as reduced pursuant to
               SECTION 2.04 or greater amount as increased pursuant to SECTION
               2.18) and (b) the aggregate amount of the L/C Commitments then in effect.

         1.4   AMENDMENT TO SECTION 2.18 (INCREASE OF TOTAL COMMITMENT). Section
2.18 of the Reimbursement Agreement is hereby amended by deleting the Section in its entirety and replacing it as follows:

               Section 2.18 Increase of Total Commitment. Upon (a) the execution of a signature page to this Agreement by a new bank or financial institution (a "New Lender") and acceptance thereof by the
               Administrative Agent and RenRe, and (b) delivery of notice to the other Lenders by the Administrative Agent setting forth the effective date of the addition of the New Lender hereunder and the amount of such New Lender's L/C Commitment, such New Lender shall, without the necessity of any further action by any other
               Lender or Agent, be for all purposes a Lender party to this
               Agreement with an L/C Commitment as set forth on the signature page executed by the New Lender; provided, however, (i) the Total
               Commitment shall not exceed in the aggregate $2,000,000,000, (ii)
               the Total Commitment may not be increased at any time a

               Suspension Event, Default or Event of Default exists or the
               Lenders have unreimbursed Letter of Credit Advances pursuant to
               SECTION 2.02(E), and (iii) the L/C Commitments and obligations of all Lenders party hereto prior to the addition of any New Lender shall not be affected by the addition of such New Lender, other than the resulting adjustment to the pro rata share which each
               Lender has of the aggregate Letter of Credit Participating
               Interests, it being intended that the New Lender's L/C Commitment and Letter of Credit Participating Interests shall be pari passu with those of the other Lenders. An existing Lender may also increase its L/C Commitment on the same terms as a New Lender.

         1.5   AMENDMENT TO SCHEDULE 1 (L/C COMMITMENTS). SCHEDULE 1 of the
Reimbursement Agreement is hereby amended by deleting that Schedule in its entirety and replacing it with the attached SCHEDULE 1.

         1.6 AMENDMENT TO OTHER SCHEDULES. SCHEDULES 4.01(A), 4.05 and 4.06(D)
of the Reimbursement Agreement are hereby amended by deleting those Schedules in their entirety and replacing them with the attached SCHEDULES 4.01(A), 4.05 and
4.06(D).

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders and Wachovia to enter into this Amendment and to induce the Lenders to extend the credit contemplated hereby, RenRe and each
Account Party individually and severally represents and warrants that:

         2.1   COMPLIANCE WITH REIMBURSEMENT AGREEMENT. Each such party is in compliance with all terms and provisions set forth in the Reimbursement
Agreement to be observed or performed by them. No Substitution Event, Suspension
Event, Default, or Event of Default has occurred and is continuing.

         2.2   REPRESENTATIONS IN REIMBURSEMENT AGREEMENT. The representations and warranties of each such party (with respect to itself and to RIHL) set forth in the Reimbursement Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof after giving effect to the Amendment.

         2.3   OTHER CREDIT DOCUMENTS. Each such party, to the extent it is a party to any of the other Credit Documents, is in compliance with all terms and provisions set forth therein to be observed or performed by it. Nothing herein will affect the validity or enforceability of the other Credit Documents, and all Obligations (including such Obligations as increased pursuant to this
Amendment) secured or guaranteed under such other Credit Documents shall remain so secured or guaranteed.

                                   ARTICLE III

                                     GENERAL

         3.1   CONDITIONS PRECEDENT. This Amendment shall be effective as of the date first written above upon receipt by the Administrative Agent of each of the following, each dated as of the date hereof (unless otherwise specified), in form and substance reasonably satisfactory to the Administrative Agent and in sufficient copies for each Lender:

               (a) Counterparts of this Amendment duly executed by each Account
          Party, RenRe, Wachovia (in its various capacities), Deutsche Bank AG
          New York Branch (in its various capacities) and each Lender.

               (b) A certificate of each Credit Party and RUM, signed on behalf of such Credit Party or RUM by its President, a Director, its Chief
          Financial Officer, or a Vice President (or equivalent officer)
          certifying to the continuing full force and effect, both immediately before and after the effectiveness of this Amendment, of each of the following agreements (to the extent such entity is a party thereto):
          the Pledge Agreement for each Account Party, the Control Agreement for each Account Party, the RIHL Agreement, the RIHL Pledge Agreement, the
          RIHL Control Agreement, and the RenRe Agreement.

               (c) Certified copies of the resolutions of the Board of Directors of each Credit Party approving the transactions contemplated by the
          Amendment.

               (d) A copy of a certificate of the Registrar of Companies,
          Secretary of State or other appropriate official of the jurisdiction of incorporation of each Credit Party, dated reasonably near the date hereof, certifying as to the good standing (or local equivalent) of such Credit Party to the extent such concept applies in the jurisdiction of incorporation of a Credit Party.

               (e) A certificate of each Credit Party, signed on behalf of such
          Credit Party by its President, a Director, its Chief Financial
          Officer, or a Vice President (or equivalent officer) and its Secretary or any Assistant Secretary (the statements made in which certificate shall be true on and as of the date hereof), certifying as to (1) a true and correct copy of the constitutional documents of such Credit
          Party as in effect on the date on which the resolutions referred to in clause (c) above were adopted and on the date hereof (or certifying that such constitutional documents as previously delivered remain in effect and unchanged), (2) the due incorporation and good standing or valid existence of such Credit Party as a company or corporation organized under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Credit Party, (3) the truth and correctness in all material respects of the representations and warranties made by such Credit
          Party in the Credit Documents as though made on and as of the date hereof, and (4) the absence of any event occurring and continuing, or resulting from the effectiveness of the Amendment, that constitutes a
          Substitution Event, a Suspension Event, Default or Event of Default,
          provided that the

          Secretary or Assistant Secretary need certify only as to the matters in items (1) and (2) above.

               (f) A certificate of the Secretary or an Assistant Secretary of each Credit Party certifying the names, incumbency and true signatures of the officers of such Credit Party authorized to sign this Amendment and the other documents to be delivered hereunder (or certifying that the equivalent certificate delivered previously remains true and accurate in all respects).

               (g) A favorable opinion, each in form and substance reasonably satisfactory to the Administrative Agent, of (1) Willkie Farr &
          Gallagher LLP, special New York counsel for the Credit Parties, (2)
          Conyers Dill & Pearman, special Bermuda counsel for the Credit Parties
          (other than RRE), and (3) A&L Goodbody, special Irish counsel for RRE.

               (h) The fees payable to Wachovia, Deutsche Bank and each of the
          Lenders as set forth in the fee letters, dated as of April 12, 2006, between RenRe and each of Wachovia and Deutsche Bank.

               (i) Such other documents, certificates, opinions and instruments as the Administrative Agent or any Lender may reasonably request.

         3.2   EFFECT OF AMENDMENT. From and after the effective date hereof, all references to the Reimbursement Agreement set forth in any other Credit
Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Reimbursement Agreement as amended or modified hereby and as may be further amended, modified, restated or supplemented from time to time. In addition, all terms defined in the Reimbursement Agreement which have been modified pursuant to this Amendment shall have such modified meanings when used in any other Credit Documents. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Reimbursement Agreement except as expressly set forth herein. Except as expressly amended hereby, the
Reimbursement Agreement and the other Credit Documents shall remain in full force and effect in accordance with their terms.

         3.3   ADDITION OF NEW LENDERS. Each Lender party to this Amendment that was not previously a party to the Reimbursement Agreement (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to become a Lender under the Reimbursement Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Reimbursement Agreement as a Lender thereunder and, to the extent of its L/C Commitment shown on SCHEDULE 1 hereto, shall have the obligations of a Lender thereunder, (iii) it has received a copy of the
Reimbursement Agreement, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and it has made such analysis and decision independently and without reliance on the Administrative Agent or any other
Lender, and (iv) if it is a Foreign Lender, it has separately delivered to the
Administrative Agent and the Credit Parties any documentation required to be delivered by it pursuant to the terms of the

Reimbursement Agreement, duly completed and executed by such new Lender; and (b)
agrees that (i) it will, independently and without reliance on the
Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and
(ii) it will perform in accordance with their terms all of the obligations that by the terms of the Credit Documents are required to be performed by it as a
Lender. Upon the effectiveness of this Amendment the aggregate Letter of Credit
Participating Interests shall be reallocated among all of the Lenders Pro Rata based upon the L/C Commitments shown on SCHEDULE 1, it being intended that the new Lender's L/C Commitments and Letter of Credit Participating Interests shall be pari passu with those of the other Lenders.

         3.4   APPLICABLE LAW. THIS AMENDMENT HAS BEEN EXECUTED, DELIVERED AND
ACCEPTED IN, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NEW YORK AND SHALL BE
GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE
CONFLICTS OF LAW PROVISIONS THEREOF).

         3.5   COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         3.6   EXPENSES. The Account Parties and RenRe agree to pay all
out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

         3.7   HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

         3.8   USA PATRIOT ACT NOTICE. Each Lender and the Administrative Agent
(for itself and not on behalf of any Lender) hereby notifies each Account Party and RIHL that pursuant to the requirements of the USA Patriot Act (Title III of
Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies such Account Party or
RIHL, which information includes the name and address of such Account Party or
RIHL and other information that will allow such Lender or the Administrative
Agent, as applicable, to identify such Account Party or RIHL in accordance with the Act.

                      [Signatures begin on following page.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   RENAISSANCE REINSURANCE LTD.

                                   By:    /s/ John M. Lummis
                                          --------------------------------------
                                   Name:    John M. Lummis
                                   Title: Chief Financial Officer

                                   RENAISSANCE REINSURANCE OF EUROPE

                                   By:   /s/ Ian Britchfield
                                         ---------------------------------------
                                   Name: Ian Britchfield
                                   Title:   Director

                                   GLENCOE INSURANCE LTD.

                                   By:    /s/ John M. Lummis
                                          --------------------------------------
                                   Name:  John M. Lummis
                                   Title: Chief Financial Officer

                             (SIGNATURES CONTINUED)

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April 2006

                                   DAVINCI REINSURANCE LTD.

                                   By:    /s/ John M. Lummis
                                          --------------------------------------
                                   Name:  John M. Lummis
                                   Title: Chief Financial Officer

                                   RENAISSANCERE HOLDINGS LTD.

                                   By:    /s/ John M. Lummis
                                          --------------------------------------
                                   Name:  John M. Lummis
                                   Title: Chief Financial Officer

                                   Address for each Credit Party:
                                   Renaissance House
                                   8-20 East Broadway
                                   Pembroke HM 19 Bermuda
                                   Telecopy: (441) 292-9453

                     (LENDER SIGNATURES ON FOLLOWING PAGES)

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                                   WACHOVIA BANK, NATIONAL
                                   ASSOCIATION,  as  Administrative  Agent, as
                                   Collateral  Agent, as Issuing Bank and
                                   as a Lender

                                   By:   /s/ William R. Goley
                                         ---------------------------------------
                                   Name: William R. Goley
                                   Title:   Director

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                                   DEUTSCHE BANK AG NEW YORK BRANCH, as
                                   Syndication Agent and as a Lender

                                   By:      /s/ Ruth Leung
                                            ------------------------------------
                                   Name:    Ruth Leung
                                            ------------------------------------
                                   Title:   Director
                                            ------------------------------------

                                   By:      /s/ Richard Herder
                                            ------------------------------------
                                   Name:    Richard Herder
                                            ------------------------------------
                                   Title:   Managing Director
                                            ------------------------------------

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                                   ING BANK, N.V., LONDON BRANCH, as
                                   Documentation Agent and as a Lender

                                   By:      /s/ M E R Sharman
                                            ------------------------------------
                                   Name:    M E R Sharman
                                            ------------------------------------
                                   Title:   Managing Director
                                            ------------------------------------

                                   By:      /s/ N J Marchant
                                            ------------------------------------
                                   Name:    N J Marchant
                                            ------------------------------------
                                   Title:   Director
                                            ------------------------------------

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                                   LLOYDS TSB BANK PLC, as a Lender

                                   By:      /s/ James M. Rudd
                                            ------------------------------------
                                   Name:    James M. Rudd
                                            ------------------------------------
                                   Title:   Vice President
                                            ------------------------------------

                                   By:      /s/ Melissa Curry
                                            ------------------------------------
                                   Name:    Melissa Curry
                                            ------------------------------------
                                   Title:   Assistant Vice President
                                            ------------------------------------

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                                   BANK OF AMERICA, N.A., as a Lender

                                   By:      /s/ Debra Basler
                                            ------------------------------------
                                   Name:    Debra Basler
                                            ------------------------------------
                                   Title:   Senior Vice President
                                            ------------------------------------

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                                   CITIBANK, N.A., as a Lender

                                   By:      /s/ Michael Taylor
                                            ------------------------------------
                                   Name:    Michael Taylor
                                            ------------------------------------
                                   Title:   Managing Director
                                            ------------------------------------

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                                   HSBC BANK USA, NATIONAL ASSOCIATION,
                                   as a Lender

                                   By:      /s/ Lawrence Karp
                                            ------------------------------------
                                   Name:    Lawrence Karp
                                            ------------------------------------
                                   Title:   Senior Vice President
                                            ------------------------------------

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                                   NATIONAL AUSTRALIA BANK LIMITED, ABN 12-004-
                                   044-937, as a Lender

                                   By:      /s/ Clinton M. Johnson
                                            ------------------------------------
                                   Name:    Clinton M. Johnson
                                            ------------------------------------
                                   Title:   Senior Vice President
                                            ------------------------------------

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                                   BAYERISCHE HYPO-UND VEREINSBANK AG, as a
                                   Lender

                                   By:      /s/ Steve Lueker
                                            ------------------------------------
                                   Name:    Steve Lueker
                                            ------------------------------------
                                   Title:   Director
                                            ------------------------------------

                                   By:      /s/ Paul Dolan
                                            ------------------------------------
                                   Name:    Paul Dolan
                                            ------------------------------------
                                   Title:   Director
                                            ------------------------------------

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                                   THE BANK OF NEW YORK, as a Lender

                                   By:      /s/ Lizanne T. Eberle
                                            ------------------------------------
                                   Name:    Lizanne T. Eberle
                                            ------------------------------------
                                   Title:   Vice President
                                            ------------------------------------

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                                   UBS LOAN FINANCE LLC, as a Lender

                                   By:      /s/ Sailoz Sildta
                                            ------------------------------------
                                   Name:    Sailoz Sildta
                                            ------------------------------------
                                   Title:   Associate Director
                                            ------------------------------------

                                   By:      /s/ Christopher M. Aitkin
                                            ------------------------------------
                                   Name:    Christopher M. Aitkin
                                            ------------------------------------
                                   Title:   Associate Director
                                            ------------------------------------

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                                   THE BANK OF NOVA SCOTIA, as a Lender

                                   By:      /s/ Brian Allen
                                            ------------------------------------
                                   Name:    Brian Allen
                                            ------------------------------------
                                   Title:   Managing Director
                                            ------------------------------------

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                                   MELLON BANK, N.A., as a Lender

                                   By:      /s/ Donald G. Cassidy, Jr.
                                            ------------------------------------
                                   Name:    Donald G. Cassidy, Jr.
                                            ------------------------------------
                                   Title:   Senior Vice President
                                            ------------------------------------

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                                   BNP PARIBAS, as a Lender

                                   By:      /s/ Marguerite L. Lebon
                                            ------------------------------------
                                   Name:    Marguerite L. Lebon
                                            ------------------------------------
                                   Title:   Vice President
                                            ------------------------------------

                                   By:      /s/ Laurent Vanderzyppe
                                            ------------------------------------
                                   Name:    Laurent Vanderzyppe
                                            ------------------------------------
                                   Title:   Managing Director
                                            ------------------------------------

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                                   BAYERISCHE LANDESBANK, NEW YORK BRANCH,
                                   as a Lender

                                   By:      /s/ Steven Fielitz
                                            ------------------------------------
                                   Name:    Steven Fielitz
                                            ------------------------------------
                                   Title:   Second Vice President
                                            ------------------------------------

                                   By:      /s/ Norman McClave
                                            ------------------------------------
                                   Name:    Norman McClave
                                            ------------------------------------
                                   Title:   First Vice President
                                            ------------------------------------

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